Exhibit 10.12

                                    INDEMNITY

      Indemnity agreement ("Indemnity" or "Agreement") dated as of January 30, 2002 among the Indemnitor (defined below), THE NEWKIRK MASTER LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), FLEET NATIONAL BANK, a national banking association, having an address at 100 Federal Street, Boston, Massachusetts, and the other lending institutions which become parties to the Loan Agreement (defined below) (Fleet National Bank and such other lending institutions which become parties to the Loan Agreement are collectively referred to as the "Lenders" and each individually as a "Lender"), and FLEET NATIONAL BANK, as Agent (the "Agent"). All capitalized terms used in this Agreement which are not otherwise specifically defined herein shall have the same meaning herein as in the Loan Agreement.

      As used herein:

      A. The term "Actual Borrower Loss" shall mean the sum of all payments made by, or on behalf of, or from the assets of, the Borrower, any Borrower Subsidiary, or any Loan Party (except the Newkirk Indemnitor or the members of the Borrower GP) to, or on behalf of, the Integrated Group on account of the Integrated Obligations.

      B. The "Indemnitor" shall mean, singly and collectively, NEWKIRK NL HOLDINGS, LLC, a Delaware limited liability company, NEWKIRK MLP CORP, a Delaware corporation, VORNADO REALTY, L.P., a Delaware limited partnership, VORNADO NEWKIRK LLC, a Delaware limited liability company, VNK CORP., a Delaware corporation, and APOLLO REAL ESTATE FUND III, L.P., a Delaware limited partnership.

      C. The term "Indemnified Matters" shall mean any and all claims, rights to payment of money and other rights or causes of action held, asserted or threatened by the Integrated Group or any other Person against the Borrower, any Borrower Subsidiary, any Loan Party (except the Newkirk Indemnitor or the members of the Borrower GP), or any Indemnified Party under, or arising out of, the Integrated Group Documents and the transactions with the Integrated Group relative thereto, including, without limitation, (i) the Integrated Obligations and (ii) any liens granted to, or held by, the Integrated Group to secure the repayment of the Integrated Obligations.

      D. The term "Indemnified Party" shall mean: (i) Borrower; (ii) all those claiming by, through or under the Borrower; (iii) Agent and/or each Lender; (iv) all those claiming by, through or under Agent or any Lender, including any subsequent holder of the Loan and any present or future owner of a participation interest therein, but specifically excluding any unrelated third party purchaser of any of the Collateral; and (v) as to each of the foregoing, their respective parent and subsidiary corporations, and, as applicable, the respective officers or directors, of any one or more of them, and any person, firm or entity which controls them but specifically excluding any unrelated third party purchaser of any of the Collateral.

      E. The term "Loan Agreement" shall mean the Loan Agreement dated as of the date hereof among the Borrower, the Agent and the Lenders.

      FOR VALUE RECEIVED, the Indemnitor hereby unconditionally agrees as follows:

      1. Indemnification. Except as provided below, at all times, both before and after the repayment of the Loan, Indemnitor hereby agrees that it shall at its sole cost and expense indemnify, defend, exonerate, protect and save harmless each Indemnified Party against and from any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgment, suits, proceedings, costs, disbursements or expenses of any kind or nature whatsoever, including, without limitation, reasonable attorneys' and experts' fees and disbursements, which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party and arising from or out of or in connection with the Indemnified Matters, provided, however that no Indemnitor shall be liable under this Indemnity for any damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgment, suits, proceedings, costs, disbursements or expenses arising out of or relating to the gross negligence or willful misconduct of an Indemnified Party. Without limiting the generality of the foregoing in respect of matters other than any Actual Borrower Loss, any Actual Borrower Loss shall be deemed to be a loss, liability, and expense incurred by Borrower and arising from or out of or in connection with the Indemnified Matters, and therefore, subject to indemnification under this Section 1. Any such Actual Borrower Loss shall be paid by the Indemnitor to the Borrower within fifteen (15) days of demand by Borrower or Agent therefor. Notwithstanding the terms and provisions hereof, Borrower irrevocably directs the Indemnitor to pay to Agent (but only to the extent of the then outstanding Obligations) the unpaid amount of any Actual Borrower Loss (which payment shall be applied to the Obligations in accordance with the provisions of the Loan Agreement) if a payment of an Actual Borrower Loss has been demanded by Borrower or Agent and payment of such Actual Borrower Loss has not been made in full to, or on behalf of, Borrower within fifteen (15) days of such demand. The Agent shall have the right to enforce the obligations of the Indemnitor with respect to any Actual Borrower Loss, but only for so long as Obligations are outstanding.

      An Indemnified Party shall provide notice to the Indemnitor of any claim which may form the basis of an indemnity hereunder other than a claim for an Actual Borrower Loss (a "Claim") within ninety (90) days of receipt or notice of such Claim and shall thereafter provide the Indemnitor with copies of all documents received by such Indemnified Party relating to such Claim; provided, however, failure by such Indemnified Party to provide any such notice or documents will not relieve the Indemnitor of their obligation to indemnify the Indemnified Parties hereunder. Upon notice of a Claim, an Indemnitor may notify any Indemnified Party involved in such Claim that it desires to defend such Indemnified Party against such Claim, whereupon such Indemnitor, except as hereinafter provided, shall have the right to defend such Indemnified Party by appropriate proceedings and shall have the power to reasonably direct and control such defense, in all instances subject to the approval of the Indemnified Party, which approval will not be unreasonably withheld. All costs and expenses incurred by an Indemnitor in defending such Claim shall be paid by such


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

Indemnitor. An Indemnitor shall not consent to the entry of any judgment or enter into any settlement in respect of a Claim without the consent of the Indemnified Parties involved in the Claim, which consent shall not be unreasonably withheld or delayed and provided such Indemnitor makes satisfactory arrangements for the immediate satisfaction of such judgment or settlement. The extent an Indemnitor shall direct, control or participate in the defense or settlement of any Claim, the Indemnified Parties involved in such Claim will, as reasonably required, give the Indemnitor and their counsel access to, during normal business hours and after reasonable notice, the relevant business records and other documents (subject to customary confidentiality agreements and any limitations required based on any nondisclosure requirements imposed on the such Indemnified Party), and permit them, during normal business hours and after reasonable notice, to consult with the relevant employees and counsel of such Indemnified Parties.

      1.1 Limitation. Notwithstanding anything to the contrary contained herein, with the exception of obligations that have as of such date ripened into an actual or threatened cause of action or claim for damages (the "Existing Claim") or thereafter arise out of or are related to such Existing Claim, the Indemnitor's liability hereunder shall be terminated after the full payment and performance of all Obligations under the Loan Documents, including, but not limited to, repayment in full of the Loan and all preference periods under all applicable bankruptcy and insolvency laws having elapsed with either: (a) no claim being made during such period against Agent or Lender for the disgorgement of any property or money received, or (b) if such a claim has been filed, the dismissal thereof pursuant to a final, non-appealable decision of a court of competent jurisdiction ("Non-Contestable Payment").

      1.2 Recovery of Costs. Any and all amounts paid or advanced by Agent or any Lender pursuant to this Agreement and all costs and expenditures reasonably incurred in connection with any action taken pursuant to the terms of this Agreement, including but not limited to reasonable attorneys' fees and expenses, and all court costs, shall be payable upon demand with interest thereon at the Default Rate if not paid within fifteen (15) days of demand thereof and, to the extent not prohibited by law, but only if such amounts have been paid or advanced by Agent or a Lender.

      2. Waivers. Indemnitor each hereby waive and relinquish to the fullest extent now or hereafter not prohibited by applicable law:

      2.1 Suretyship Defenses. All suretyship defenses and defenses in the nature thereof;


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

      2.2 Marshalling. Any right or claim of right to cause a marshalling of Borrower's or any of Borrower's Subsidiaries' assets or to cause Lender to proceed against any of the Collateral for the Loan before proceeding under this Agreement against any Indemnitor, or to require Lender to proceed against Indemnitor in any particular order;

      2.3 Notice. Notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default or other proof or notice of demand whereby to charge Indemnitor therefor; and

      2.4 Statute of Limitations. The pleading of any Statute of Limitations as a defense to such Indemnitor's obligations hereunder.

      3. Jury Trial. INDEMNITOR, BORROWER, AGENT AND LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN-CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTIES.

      4. Cumulative Rights. Agent's rights under this Agreement shall be in addition to and not in limitation of all of the rights and remedies of Agent under the other Loan Documents. All rights and remedies of Agent shall be cumulative and may be exercised in such manner and combination as Agent may determine.

      5. No Impairment. The liability of Indemnitor hereunder shall in no way be limited or impaired by, and Indemnitor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the other Loan Documents to or with Agent and Lenders by Borrower, any Borrower Subsidiary, or any Loan Party, or any successor or assign thereof. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by:

      5.1 Extensions. Any extensions of time for performance required by any of the other Loan Documents;

      5.2 Waiver. Any waiver, consent or approval granted or denied under any of the other Loan Documents;

      5.3 Transfer. Any sale or assignment of the Loan, or any sale, assignment or foreclosure of the Security Documents, or any sale or transfer of all or part of the Collateral;

      5.4 Exculpatory Language. Any exculpatory, or nonrecourse, or limited recourse provision in any of the Loan Documents (except as specifically contained in this Agreement) limiting Agent's or any Lender's recourse or limiting Agent's or any Lender's rights to a deficiency judgment against Borrower or any other party;


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

      5.5 Inaccuracies. The accuracy or inaccuracy of any of the representations or warranties made by or on behalf of any Indemnitor under the Loan Documents or otherwise;

      5.6 Release. The release of Indemnitor, or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the other Loan Documents by operation of law, Agent's or any Lender's voluntary act, or otherwise;

      5.7 Bankruptcy or Reorganization. The filing of any bankruptcy or reorganization proceeding by or against Borrower, any Borrower Subsidiary, any Loan Party, any Indemnitor, or any subsequent owner of any Collateral;

      5.8 Substitution. The release or substitution in whole or part of any Collateral or security for the Loan;

      5.9 Failure To Perfect. Agent's failure to file any UCC financing statements (or Agent's improper recording or filing of any thereof) or to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Loan;

      5.10 Release of Parties. The release of any party now or hereafter liable upon or in respect of the Loan; or

      5.11 Invalidity. The invalidity or unenforceability of all or any portions of any of the Loan Documents as to any Indemnitor or to any other person or entity.

Any of the foregoing may be accomplished with or without notice to Borrower or any Indemnitor or with or without consideration.

      6. Delay Not Waiver. No delay on Agent's part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Agent in any instance shall constitute a waiver in any other instance.

      7. Warranties and Representations. The Indemnitor represents and warrants to Agent, as of the date hereof:

      7.1 No Claim. There is no claim pending against the Borrower, any Borrower Subsidiary, any Loan Party or any Indemnified Party under or related to the Indemnified Matters and to the Indemnitor's knowledge, no such claim threatened;


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

      7.2 Valid and Binding. This Agreement constitutes the legal, valid and binding obligation of the Indemnitor in accordance with the terms hereof;

      7.3 No Violations. The performance of the obligations evidenced hereby will not constitute a violation of any law, order, regulation, contract, organizational document or agreement to which the Indemnitor is a party or by which any of its property is or may be bound;

      7.4 No Litigation. There is no material litigation or administrative proceeding now pending or to its knowledge threatened in writing against the Indemnitor which if adversely decided could materially impair the ability of the Indemnitor to pay or perform its obligation hereunder; and

      7.5 Material Economic Benefit. The Indemnitor owns, directly or indirectly, various ownership and economic interests in the Borrower. The Indemnitor further believes that the providing of the Loan to the Borrower will constitute a substantial and material benefit to the Indemnitor.

      8. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Each of the counterparts shall constitute but one and the same instrument and shall be binding upon each of the parties individually as fully and completely as if all had signed but one instrument so that the liability of the Indemnitor hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

      9. Notices. Any notice or other communication in connection with this Agreement shall be in writing and (i) deposited in the United States mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service, such as Federal Express, addressed as follows:

                  If to the Indemnitor:

                           NEWKIRK NL HOLDINGS, LLC
                           7 Bulfinch Place, Suite 500
                           Boston, Massachusetts 02114
                           Attention: Lara Sweeney, Senior Vice President

                           NEWKIRK MLP CORP.
                           7 Bulfinch Place, Suite 500
                           Boston, Massachusetts 02114
                           Attention: Lara Sweeney, Senior Vice President

                           VORNADO REALTY L.P.
                           888 7th Avenue
                           New York, New York 10019
                           Attention: Clifford Broser
                           (212) 894-7000
                           FAX: (212) 894-7071

                           VORNADO NEWKIRK L.L.C.
                           888 7th Avenue
                           New York, New York 10019
                           Attention: Clifford Broser
                           (212) 894-7000
                           FAX: (212) 894-7071

                           VNK CORP.
                           888 7th Avenue
                           New York, New York 10019
                           Attention: Clifford Broser
                           (212) 894-7000
                           FAX: (212) 894-7071


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

                           APOLLO REAL ESTATE INVESTMENT FUND III, L.P.
                           1301 Avenue of the Americas, 38th Floor
                           New York, New York 10019
                           Attn: Stuart Koenig
                           Facsimile Number: (212)515-3283

                  with copies by regular mail or such hand delivery to:

                           Mark I. Fisher, Esquire
                           Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, New York 10022-2585
                           (212) 940-8584
                           FAX: (212) 940-8776

                           David J. Heymann, Esquire
                           Post & Heymann, LLP
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           (516) 681-3636
                           FAX: (516) 433-2777

                           Arthur Adler, Esquire
                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004-2498
                           (212) 558-4000
                           FAX (212) 558-3588

                  If to Agent:

                           Fleet National Bank
                           100 Federal Street
                           Boston, Massachusetts 02110
                           Attention: Mr. Scott C. Dow
                                      Senior Vice President


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

         with copies by regular mail or such hand delivery to:

                           Riemer & Braunstein LLP
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           Attention: Steven J. Weinstein, Esquire

                  If to the Borrower:

                           Newkirk Master Limited Partnership
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           Attention: Peter Braverman, Executive Vice President

                           And

                           The Newkirk Master Limited Partnership
                           7 Bulfinch Place, Suite 500
                           Boston, Massachusetts 02114
                           Attention: Lara Sweeney, Senior Vice President

         with copies by regular mail or such hand delivery to:

                           Post & Heymann, LLP
                           100 Jericho Quadrangle, Suite 214
                           Jericho, New York 11753
                           Attention: David J. Heymann, Esquire

                           And

                           Rosenman & Colin LLP
                           575 Madison Avenue
                           New York, New York 10022-2585
                           Attention: Mark I. Fisher, Esquire

                           And

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004
                           Attention: Arthur Adler, Esquire

Any such addressee may change its address for such notices to any other address in the United States as such addressee shall have specified by written notice given as set forth above.

      All periods of notice shall be measured from the deemed date of delivery. A notice shall be deemed to have been given, delivered and received, when so delivered or tendered for delivery during customary business hours on a Business Day at the specified address.


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

      10. No Oral Change. No provision of this Agreement may be changed, waived, discharged, or terminated orally by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

      11. Parties Bound; Benefit. This Agreement shall be binding upon the Indemnitor and its successors, assigns and shall be for the benefit of Agent and the Lenders, and of any subsequent holder of the Loan and of any owner of a participation interest therein. In the event the Loan is sold or transferred, then the liability of the Indemnitor to Agent and the Lenders shall then be in favor of both Agent and the Lenders originally named herein and each subsequent holder of the Loan and any of interest therein.

      12. Partial Invalidity. Each of the provisions hereof shall be enforceable against each Indemnitor to the fullest extent now or hereafter permitted by law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

      13. Governing Law and Consent to Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. The parties further agree that Agent may enforce its rights under this Agreement including, but not limited to, the rights to sue Indemnitor in accordance with applicable law. The Indemnitor hereby irrevocably submits to the nonexclusive jurisdiction of any Massachusetts State or Federal Court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement and the Indemnitor hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Massachusetts State or Federal Court sitting in Massachusetts may be made by certified or registered mail, return receipt requested, directed to the Indemnitor at the address for notice pursuant to Section 9 above and service so made shall be completed fifteen (15) days after the same shall have been so mailed.

      14. Survival. Except as provided in Section 1.1 hereof, the representations and warranties in Section 7 hereof and the indemnity in Section 1 hereof shall continue in effect and shall survive (among other events) any payment and satisfaction of the Loan and the Obligations, any termination or discharge of the Security Documents, or release of any Collateral.


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

      15. Acknowledgment of Pledge. The Indemnitor acknowledges that (i) in accordance with the terms and provisions of the Security Documents, the Borrower has collaterally assigned to the Agent, on behalf of the Lenders, its right, title and interest in and to this Indemnity Agreement and (ii) upon the receipt of written notice from the Agent of the occurrence of an Event of Default, the Indemnitor shall pay any amounts due hereunder to the Borrower, to the Agent or as may be otherwise directed by the Agent.

                            [SIGNATURE PAGES FOLLOW]


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

      Witness the execution and delivery hereof as an instrument deemed made under seal as of the 30th day of January, 2002.

                   APOLLO REAL ESTATE INVESTMENT FUND III, L.P.,
                   A Delaware limited partnership

                   By: Apollo Real Estate Advisors III, L.P., a Delaware limited partnership, its General Partner

                   By: Apollo Real Estate Capital Advisors III, Inc., a Delaware
                       corporation, its General Partner


                   By: /s/ Stuart Koenig
                       ---------------------------------------------------------
                   Name: Stuart Koenig
                   Title: Vice President


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

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 30th day of January, 2002.

                               NEWKIRK NL HOLDINGS, LLC,
                               A Delaware limited liability company

                               By: Newkirk Manager (NV) Corp., its Manager


                               By: /s/ Lara Sweeney
                                   ---------------------------------------------
                               Name:  Lara Sweeney
                               Title: Senior Vice President


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

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 30th day of January, 2002.

                               NEWKIRK MLP CORP.,
                               A Delaware corporation


                               By: /s/ Lara Sweeney
                                   ---------------------------------------------
                               Name:  Lara Sweeney
                               Title: Senior Vice President


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

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 30th day of January, 2002.

                               VORNADO REALTY L.P.,
                               A Delaware limited partnership

                               By: Vornado Realty Trust, as its General Partner


                               By: /s/ Joseph Macnow
                                   ---------------------------------------------
                               Name: Joseph Macnow
                               Title: Executive Vice President - Finance
                               And Administration, Chief Financial Officer

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 30th day of January, 2002.

                               VORNADO NEWKIRK L.L.C.,
                               A Delaware limited liability company

                               By: Vornado Realty L.P., as its Member

                               By: Vornado Realty Trust, as its General Partner


                               By: /s/ Joseph Macnow
                                   ---------------------------------------------
                               Name: Joseph Macnow
                               Title: Executive Vice President - Finance
                               And Administration, Chief Financial Officer


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

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 30th day of January, 2002.

                               VNK CORP.,
                               A Delaware corporation


                               By: /s/ Joseph Macnow
                                   ---------------------------------------------
                               Name: Joseph Macnow
                               Title: Executive Vice President - Finance
                               And Administration


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

Witness the execution and delivery hereof as an instrument deemed made under seal as of the 30th day of January, 2002.

BORROWER:                      THE NEWKIRK MASTER LIMITED
                               PARTNERSHIP, a Delaware limited partnership

                               By: MLP GP LLC, its General Partner

                               By: Newkirk MLP Corp., its Manager


                               By: /s/ Lara Sweeney
                                   ---------------------------------------------
                               Name:  Lara Sweeney
                               Title: Senior Vice President


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